UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC  20549

FORM 8-K

CURRENT REPORT
Pursuant To Section 13 or 15 (d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 6, 2008

WENDY’S/ARBY’S GROUP, INC.
--------------------------------------------------
(Exact name of registrant as specified in its charter)

Delaware	1-2207	38-0471180
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1155 Perimeter Center West Atlanta, Georgia		30338
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:		(678) 514-4100

(Former Name or Former Address, if Changed Since Last Report):		N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

Wendy’s/Arby’s Group, Inc. (formerly Triarc Companies, Inc.) (“Wendy’s/Arby’s”) reported the completion of its merger with Wendy’s International, Inc. (“Wendy’s”) in its Current Report on Form 8-K filed on September 29, 2008.

This Current Report on Form 8-K includes 1) the unaudited consolidated condensed balance sheets of Wendy’s and its subsidiaries as of September 28, 2008, the unaudited consolidated condensed statements of operations for the three and nine month periods ended September 28, 2008 and September 30, 2007 and the unaudited consolidated condensed statements of cash flows for the nine month periods ended September 28, 2008 and September 30, 2007, 2) a review of Wendy’s operations for the three and nine months ended September 28, 2008 and September 30, 2007, and 3) the unaudited pro forma combined condensed balance sheet as of September 28, 2008, and our unaudited pro forma combined condensed statements of operations for the nine months ended September 28, 2008 and for the year ended December 30, 2007.  It also includes notes to the unaudited pro forma combined condensed financials statements.

Item 9.01 Financial Statements and Exhibits.

(a)              Financial Statements of Wendy’s International, Inc. and subsidiaries

The unaudited consolidated condensed balance sheets of Wendy’s International, Inc. and subsidiaries (“Wendy’s”) as of September 28, 2008 and December 30, 2007 and the unaudited consolidated condensed statements of operations for the three and nine month periods ended September 28, 2008 and September 30, 2007 and the unaudited consolidated condensed statements of cash flows for the nine month periods ended September 28, 2008 and September 30, 2007.

A review of Wendy’s operations for the three and nine month periods ended September 28, 2008 and September 30, 2007.  All are filed as Exhibit 99.1 of this Current Report on Form 8-K and are incorporated herein by reference.

(b)              Pro Forma Financial Information

The unaudited pro forma consolidated condensed balance sheet as of September 28, 2008, and unaudited pro forma consolidated condensed statements of operations for the year ended December 30, 2007 and for the nine months ended September 28, 2008, including notes to the unaudited pro forma combined condensed financial statements, are filed as Exhibit 99.2 of this Current Report on Form 8-K and are incorporated herein by reference.

(d)              Exhibits

Exhibit	Description
99.1
Wendy’s International, Inc. and subsidiaries (“Wendy’s”) unaudited consolidated condensed statement of balance sheets as of September 28, 2008 and December 30, 2007, unaudited consolidated condensed statements of operations for the three and nine month periods ended September 28, 2008 and September 30, 2007 and unaudited consolidated condensed statements of cash flows for the nine months ended September 28, 2008 and September 30, 2007.  Also includes a review of Wendy’s operations for the three and nine months periods ended September 28, 2008 and September 30, 2007.

99.2
Unaudited pro forma combined condensed balance sheet as of September 28, 2008 and unaudited pro forma combined condensed statements of operations for the year ended December 30, 2007 and the nine months ended September 28, 2008.  Includes notes to the unaudited pro forma combined condensed financial statements.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WENDY’S/ARBY’S GROUP, INC.
By: /s/ STEPHEN E. HARE
Stephen E. Hare
Dated: November 6, 2008	Chief Financial Officer

EXHIBIT INDEX

Exhibit	Description
99.1
Wendy’s International, Inc. and subsidiaries (“Wendy’s”) unaudited consolidated condensed statement of balance sheets as of September 28, 2008 and December 30, 2007, unaudited consolidated condensed statements of operations for the three and nine month periods ended September 28, 2008 and September 30, 2007 and unaudited consolidated condensed statements of cash flows for the nine months ended September 28, 2008 and September 30, 2007.  Also includes a review of Wendy’s operations for the three and nine months periods ended September 28, 2008 and September 30, 2007.

99.2
Unaudited pro forma combined condensed balance sheet as of September 28, 2008 and unaudited pro forma combined condensed statements of operations for the year ended December 30, 2007 and the nine months ended September 28, 2008.  Includes notes to the unaudited pro forma combined condensed financial statements.